U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:  November 14, 2003

(Date of Earliest Event Reported)

Canterbury Park Holding Corporation

(Exact name of business issuer as specified in its charter)

Commission File Number 001-31569

Minnesota	41-1775532
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota 55379
(Address of principal executive offices) (Zip Code)

(952) 445-7223
(Registrant’s Telephone Number Including Area Code)

Items 1 - 6.

Not applicable.

Item 7.  Financial Statements and Exhibits.

( a ) - ( b )                                              Not applicable.

( c )                                                                            Exhibit 99.1 - Press Release dated November 14, 2003

Items 8 - 11.

Not applicable.

Item 12. Results of Operations and Financial Condition.

The Company is furnishing with this Form 8-K as exhibit 99.1 a copy of the Company’s press release dated November 14, 2003, announcing the Company’s results from operations for the three months and nine months ended September 30, 2003.  This information will be available on the Company’s web site at www.canterburypark.com.  The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the Commission under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: November 14, 2003	By:	/s/ Randall D. Sampson
Randall D. Sampson
President, and Chief Executive Officer

Dated: November 14, 2003	By:	/s/ David C. Hansen
David C. Hansen
Vice President, and Chief Financial Officer